UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2026

MEDPACE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37856	32-0434904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5375 Medpace Way

Cincinnati, Ohio 45227

(Address of Principal Executive Offices, and Zip Code)

(513) 579-9911

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	MEDP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2026, Medpace Holdings, Inc. (the “Company”) appointed Brad W. Hansman, age 43, to the position of Executive Vice President, Operations. In this role, Mr. Hansman shall perform the functions of the Company’s principal operating officer along with Susan E. Burwig, the Company’s Executive Vice President, Operations.

Mr. Hansman joined the Company in April 2011 in Finance & Accounting and held various roles in Finance until July 2015. Since August 2015, Mr. Hansman has held various key leadership roles in operations including Executive Director, Vice President, and Senior Vice President overseeing study start-up, logistics, regulatory affairs, and medical writing. Prior to joining the Company, Mr. Hansman worked for Joseph Decosimo & Company, LLC as an Audit Supervisor from July 2008 to March 2011. Mr. Hansman started his career at Macy’s, Inc. where he held various auditor positions from July 2006 to June 2008. Mr. Hansman received his Bachelor of Business Administration in Accounting from Eastern Kentucky University and is a Certified Public Accountant (inactive). Mr. Hansman does not hold any public company directorships.

Mr. Hansman has no family relationships with any current director, director nominee, or executive officer of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which he has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K. Mr. Hansman was not appointed as the Company’s Executive Vice President, Operations, pursuant to any arrangement or understanding with any other person.

In connection with his appointment, Mr. Hansman will receive an annual base salary of $492,250 and will be eligible to participate in the short-term incentive compensation plan providing target cash bonus opportunities (expressed as a percentage of base salary and as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 1, 2026) and the Company’s long-term equity incentive plan at the discretion of the Compensation Committee of the Board of Directors of the Company.

Mr. Hansman and the Company have entered into the Company’s standard indemnification agreement for directors and executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPACE HOLDINGS, INC.

Date: June 4, 2026	By:	/s/ Stephen P. Ewald
	Name:	Stephen P. Ewald
	Title:	General Counsel and Corporate Secretary